THE FORESTER FUNDS

THE FORESTER VALUE FUND

Supplement to Prospectus
Dated June 1, 2005

The Forester Value Fund will be paying its normal fee of 1.35% to Forester Capital Management (its “Adviser”), and the Adviser will not be waiving the fee effective March 14, 2005.  The change will not affect the status of your account or your investment in the Forester Value Fund (the “Fund”).

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE